SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 9, 2000


                         STATEFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     Delaware                          0-22790                 42-1410788
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 (State or other                (Commission File No.)   (IRS Identification No.)
jurisdiction of incorporation)



519 Sixth Avenue, Des Moines, Iowa                                50309-2473
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(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (515) 282-0236
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On February 9, 2000, the Registrant issued the attached press release.

Items 7. Financial Statements and Exhibits

         (a)   Exhibit

                99   Press release, dated February 9, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STATEFED FINANCIAL CORPORATION


Date: February 14, 2000                     By: /s/ John F. Golden
                                               ---------------------------------
                                               John F. Golden
                                               Chief Executive Officer

































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